SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

  Filed by the Registrant {X}

  Filed by a Party other than the Registrant {_}

  Check the appropriate box:
  {_}  Preliminary Proxy Statement
  {_} Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  {_}  Definitive Proxy Statement
  {X}  Definitive Additional Materials
  { }  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
                   -----------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  {X}  No fee required.

  {_}  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

       (4)  Proposed maximum aggregate value of transactions: ________________

       (5)  Total fee paid.
  --------
  {_}  Fee paid previously with preliminary materials.

  {_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: __________________________________________

       (2)  Form, Schedule or Registration Statement No.: ____________________

       (3)  Filing Party: ____________________________________________________

       (4)  Date Filed: ______________________________________________________



                                Merger Bulletin

                              [Great Western Logo]

           June 3, 1997                                     Vol. 1 Number 13

          To All Employees

                        COURT REJECTS AHMANSON ATTEMPT
                             TO DELAY MERGER VOTE

          The Delaware Chancery Court today denied Ahmanson's motion to delay the vote of Great Western stockholders on the Washington Mutual merger.

          The vote will take place as scheduled at the Special Meeting of Stockholders on Friday, June 13, at 10 a.m. The 1997 Annual Meeting, which is also scheduled for June 13, will be held at 2 p.m. Both meetings will be held at the Great Western Employee Center located at Northridge.

          For additional details, please see the attached news release.

          [A complete copy of the press release filed by Great
          Western Financial Corporation with the Securities and
          Exchange Commission on June 3, 1997 is attached to this bulletin.]

          Published by Corporate Communications -- Great Western -- N 11 36 -- 9200 Oakdale Avenue, Chatsworth, CA